BlackRock Series, Inc.

BlackRock Small Cap Growth Fund II (the “Fund”)

Supplement dated June 30, 2014 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund

Effective July 1, 2014, the sub-advisory agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund expired. BlackRock will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BlackRock. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rates payable by the Fund to BlackRock as a result of the expiration of the sub-advisory agreement.

References in the Fund’s prospectus and SAI to BCM currently serving as the sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Fund — BlackRock” in the Fund’s prospectus.

For purposes of this supplement and where applicable, the term “Fund” may refer to the master portfolio in which the Fund invests its assets.

Shareholders should retain this Supplement for future reference.

PRSAI-BCM-0614SUP